UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2005


                                   VIACOM INC.
             (Exact name of registrant as specified in its charter)


               Delaware                  001-09553              04-2949533
     (State or other jurisdiction       (Commission            (IRS Employer
           of incorporation)           File Number)       Identification Number)


                        1515 Broadway, New York, NY           10036
                 (Address of principal executive offices)   (Zip Code)


                                 (212) 258-6000
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7  -  Regulation FD

Item 7.01   Regulation FD Disclosure.

         On June 14, 2005, Viacom Inc. (the "Company") announced that its Board of Directors approved a spin-off to Company stockholders. In addition, the Company announced that its Board of Directors has named Shari Redstone to the newly created position of Non-Executive Vice Chairman of the Company's Board of Directors and has appointed Frederic V. Salerno to the newly created position of Lead Independent Director.

         A copy of the press release dated June 14, 2005 is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.


Section 9  -  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c)  Exhibits.        The following Exhibit is furnished as part of this Report
                      on Form 8-K:

       Exhibit Number                      Description of Exhibit
       --------------                      ----------------------

        99 Press release of the Company, dated June 14, 2005, announcing that its Board of Directors approved a spin-off to Company stockholders, named Shari Redstone to the newly created position of Non-Executive Vice Chairman of the Company's Board of Directors and appointed Frederic V. Salerno to the newly created position of Lead Independent Director.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VIACOM INC.
                                       (Registrant)



                                       By:      /S/ Michael D. Fricklas
                                           -------------------------------
                                           Name:  Michael D. Fricklas
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary


Date:  June 14, 2005

                                  Exhibit Index

Exhibit Number    Description of Exhibit

        99 Press release of the Company, dated June 14, 2005, announcing that its Board of Directors approved a spin-off to Company stockholders, named Shari Redstone to the newly created position of Non-Executive Vice Chairman of the Company's Board of Directors and appointed Frederic V. Salerno to the newly created position of Lead Independent Director.